SOUND SHORE FUND INC.

(the “Fund”)

Supplement dated December 9, 2013

to the Prospectus of the Fund dated May 1, 2013 (the “Prospectus”)

Effective December 9, 2013, the outstanding shares of the Fund are re-designated as the “Investor Class”. All references to the “Fund” or shares of the Fund are hereby revised to refer to Investor Class shares as the content may require.

The following disclosure is moved to the section “Principal Investment risks” on page 4:

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The heading and text in the section “More Information about the Fund Investments and Risks” on page 10 is deleted in its entirety and replaced with the following:

More Information about Fund Principal Investments, Risks and the Scope of Portfolio Investments

Investment Objective

The investment objective of the Fund is growth of capital. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Fund’s Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

That investment strategy is built upon three components:

Disciplined Approach – Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion – The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction.

Long-Term Orientation – The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	Value stocks fall out of favor with the stock market

•	The stock market continues to undervalue the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security’s intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. In addition, the Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

General Market Risk You could lose money on your investment in the Fund or the Fund could underperform other investments.

Risks of Medium Size Companies Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

•	Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

•	More limited product lines, markets and financial resources may make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts (“ADRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

As non-principal investment strategies, the Fund may invest in other types of securities such as U.S. government or government agency obligations, corporate debt securities, preferred stock, American Depositary Receipts and convertible securities when deemed appropriate by the Adviser of the Fund. The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. There is no assurance that the Fund will achieve its investment objective.

More information about permissible investments can be found under “Investment Strategies and Risks” in the Statement of Additional Information (“SAI”).

The following disclosure is added at the end of the section of the Prospectus entitled “Your Account”:

Conversion Privilege

Shares of the Fund’s Investor Class may be converted into Institutional Class shares of the Fund (which are not offered by this prospectus), provided such conversion meets the investment criteria set forth in the Institutional Class prospectus. A conversion involves the exchange of Investor Class shares for Institutional Class shares on a tax free basis at the respective NAVs of such classes after receipt of a conversion request in proper form. The Fund reserves the right to reject specific conversion orders and, on 60 days’ prior written notice, to suspend, modify or terminate a shareholder’s ability to make voluntary conversions. There is no sales load, fee or other charge imposed by the Fund on a conversion of shares. For federal income purposes, a voluntary conversion generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s third party intermediary before effecting such a conversion.

Conversion requests may be sent via mail or by calling (800) 551-1980. The following information must be provided by the shareholder or authorized person on the account in question:

By Phone

1.  Registration on account

2.  Account number

3.  Social Security Number or Tax Identification Number on the account

4.  Dollar or share value to be converted

By Mail

1.  Registration on account

2.  Account number

3.  Dollar or share value to be converted

4.  Signatures of all account owners exactly as they are registered on the account

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